Prudential Investment Portfolios 2

PGIM TIPS Fund (the Fund)

Supplement dated April 14, 2021 to the

Currently Effective

Statement of Additional Information (SAI)

Effective immediately, Mr. Mick Meyler, Mr. Scott Donnelly and Mr. Robert Tipp will replace Mr. Erik Schiller as portfolio managers for the Fund. Mr. Craig Dewling and Mr. Gary Wu will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund's SAI is hereby revised as follows effective immediately:

1.All information pertaining to Mr. Schiller is hereby removed.

2.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Messrs. Meyler, Donnelly and Tipp:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts/
	Managers	Investment	Investment	Total Assets
		Companies/Total	Vehicles/ Total
		Assets	Assets
PGIM Fixed Income	Mick Meyler	39/$13,527,652,264	21/$8,844,901,999	150/$44,242,178
			7/$4,360,611,811	7/$1,021,225,020
	Scott Donnelly, CFA	36/$13,226,157,691	19/$8,745,225,987	137/$43,058,557,444
			7/$4,360,611,811	4/$152,006,554
	Robert Tipp, CFA	30/$100,353,120,442	23/$29,784,555,395	79/$59,067,326,964
			1/$1,128,559,806	8/$4,778,606,171

*Information is as of February 28, 2021.

3.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Messrs. Meyler, Donnelly and Tipp:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests in the Funds and Similar
Strategies*
PGIM Fixed Income	Mick Meyler	None
	Scott Donnelly, CFA	None
	Robert Tipp, CFA	None

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. "Other financial interests" are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager's direct investment in the Fund is as follows: Mick Meyler: None; Scott Donnelly, CFA: None; Robert Tipp, CFA: None.

LR1359